 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016 (September 26, 2016)

Inventergy Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Avenue #180 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 389-3510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2016, Inventergy Global, Inc. (the “Company”), Inventergy Inc., a wholly-owned subsidiary of the Company, and certain affiliates of Fortress Investment Group, LLC (“Fortress”) entered into a fifth amendment (the “Amendment”) to the Amended and Restated Revenue Sharing and Note Purchase Agreement, which was originally entered into by the parties on October 1, 2014. The Amendment among other things: (i) defers the Company’s monthly amortization payments until October 30, 2016 and (ii) waives the Company’s obligation to maintain a $1 million minimum cash balance until October 30, 2016.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

In connection with the Amendment, on September 27, 2016, the Company entered into a non-binding letter of intent (the “LOI”) with Fortress under which Fortress would have the right to fund an enhanced enforcement program to further monetize the Company’s patent assets. A copy of the LOI is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On September 29, 2016, the Company issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.2. The press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Fifth Amendment to Amended and Restated Revenue and Note Purchase Agreement, dated as of September 26, 2016, among the Company, Inventergy, Inc., DBD Credit Funding LLC and the Revenue Participants and Note Purchasers thereto.

99.1	Letter of Intent, dated as of September 27, 2016, between the Company and DBD Credit Funding LLC.

99.2	Press release, dated September 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2016

INVENTERGY GLOBAL, INC.

By:	/s/ Joseph W. Beyers
Name: Joseph W. Beyers
Title: Chief Executive Officer